UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2024

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3701 Briarpark Drive

Suite 150

Houston, Texas 77042

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 6, 2024, Drilling Tools International Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion (the “Closing”) of the Merger (defined below) consummated in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated March 6, 2024, by and among the Company, Superior Drilling Products, Inc., a Utah corporation (“SDPI”), DTI Merger Sub I, a Delaware corporation and wholly owned subsidiary of DTI (“Merger Sub I”), and DTI Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of DTI (“Merger Sub II”). Pursuant to the Merger Agreement and at the Closing, (a) Merger Sub I merged with and into SDPI (the “First Merger”), with SDPI surviving as a wholly owned subsidiary of DTI and (b) SDPI, as the surviving corporation of the First Merger, then merged with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of DTI.

As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K amends and supplements the Original Form 8-K solely to incorporate by reference the financial statements and provide the unaudited pro forma condensed combined financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Item 9.01.	Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired. The financial statements of SDPI required to be filed pursuant to Rule 3-05 of Regulation S-X are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b)

Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company required to be filed in connection with the acquisition and disposition described in Item 2.01 in the Original Form 8-K is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference herein.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Moss Adams LLP (incorporated by reference to Exhibit 23.1 of the Current Report on Form 8-K of the Company filed on August 6, 2024) (SEC File No. 001-41103).

99.1	Audited consolidated balance sheets of Superior Drilling Products, Inc. as of December 31, 2023 and 2022 and the consolidated statements of operations, shareholders’ equity and cash flows for the years then ended, and the related notes (collectively referred to as the consolidated financial statements) and the Report of Independent Registered Public Accounting Firm, issued by Moss Adams LLP, dated March 15, 2024, relating to the consolidated financial statements of Superior Drilling Products, Inc. (incorporated by reference to Part II, Item 8 and Part IV, Item 15 of the Annual Report on Form 10-K of Superior Drilling Products, Inc. for the year ended December 31, 2023 (SEC File No. 001-36453) (the “2023 Form 10-K”)).

99.2	The unaudited condensed consolidated balance sheet of Superior Drilling Product, Inc. as of March 31, 2024, and the condensed consolidated statements of operations, shareholders’ equity, and cash flows of Superior Drilling Products, Inc., for the period ended March 31, 2024 and the notes related thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Superior Drilling Products, Inc. for the quarter ended March 31, 2024 (SEC File No. 001-36453).

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRILLING TOOLS INTERNATIONAL CORPORATION

	By:	/s/ R. Wayne Prejean
R. Wayne Prejean
Chief Executive Officer

Date: October 15, 2024